Exhibit 10.2

                    FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 16, 2010, by and between SAN JOSE WATER COMPANY, a California corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL
ASSOCIATION ("Bank").

                                RECITALS

     WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of May 27, 2010, as amended from time to time ("Credit Agreement").

     WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

     1. Section 1.1 (a) is hereby amended by deleting "Seventy Five Million Dollars ($75,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "Fifty Million Dollars ($50,000,000.00)".

     2. Section 4.9 (b) is hereby deleted in its entirety, and the following substituted therefor:

          "EBIT Coverage Ratio. EBIT Coverage Ratio not less than 2.25 to
1.0 as of each calendar quarter end, determined on a rolling 4-quarter basis, with "EBIT" defined as net profit before tax plus interest expense and with "EBIT Coverage Ratio" defined as EBIT divided by the aggregate of total interest expense."

     3. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

     4. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

SAN JOSE WATER COMPANY

By:  /s/ W. Richard Roth
     ________________________
     W. Richard Roth, President

By:  /s/ James P. Lynch
     ________________________
     James P. Lynch, Chief Financial Officer

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:  /s/ Charles F. Lilygren
     ________________________
     for Anthony White, Relationship Manager


                    FIRST MODIFICATION TO PROMISSORY NOTE

     THIS MODIFICATION TO PROMISSORY NOTE (this "Modification") is entered into as of December 16, 2010, by and between SAN JOSE WATER COMPANY ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                         RECITALS

     WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Line of Credit in the maximum principal amount of $75,000,000.00, executed by Borrower and payable to the order of Bank, dated as of May 27, 2010 (the "Note"), which Note is subject to the terms and conditions of a loan agreement between Borrower and Bank dated as of May 27, 2010, as amended from time to time (the "Loan Agreement").

     WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Note, and have agreed to modify the Note to reflect said changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be modified as follows:

     1. The maximum principal amount available under the Note is hereby modified to be Fifty Million Dollars ($50,000,000.00).

     2. The effective date of the changes set forth herein shall be December 16, 2010.

     3. Except as expressly set forth herein, all terms and conditions of the Note remain in full force and effect, without waiver or modification. All terms defined in the Note or the Loan Agreement shall have the same meaning when used in this Modification. This Modification and the Note shall be read together, as one document.

     4. Borrower certifies that as of the date of this Modification there exists no Event of Default under the Note, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

     IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first written above.


SAN JOSE WATER COMPANY

By:  /s/ W. Richard Roth
     ________________________
     W. Richard Roth, President

By:  /s/ James P. Lynch
     ________________________
     James P. Lynch, Chief Financial Officer

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:  /s/ Charles F. Lilygren
     ________________________
     for Anthony White, Relationship Manager